                                 Exhibit 10.29

                                             Confidential Treatment Requested
                                      Under 17 C.F.R. Sections 200.80 (b)(4),
                                                           200.83 and 230.406

         *** Indicates omitted material that is the subject of a confidential treatment request filed separately with the Commission.


                         AMENDMENT TO LICENSE AGREEMENT

    THIS AMENDMENT TO LICENSE AGREEMENT (the "Amendment") is entered into as of October 1, 1997 by and between YALE UNIVERSITY, a corporation organized and existing under and by virtue of a charter granted by the general assembly of the Colony and State of Connecticut and located in New Haven, Connecticut ("Yale"), and GENE LOGIC INC., a corporation organized and existing under the laws of the State of Delaware and with principal offices located in Columbia Maryland ("Gene Logic").

                                       RECITALS

    WHEREAS, Yale and Gene Logic entered into that certain License Agreement dated as of May 22, 1996 (the "Agreement") (capitalized terms used but not otherwise defined in this Amendment shall have the meanings given such terms in the Agreement); and

    WHEREAS, Yale and Gene Logic wish to amend the Agreement in the manner set forth herein.

                                       AGREEMENT

    NOW THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

    1. Amendment to Section 1.9. Section 1.9 of the Agreement is hereby amended and restated in its entirety as follows:

            "1.9 "SUBLICENSE ROYALTIES" shall mean payments made to LICENSEE by any independent third party to which LICENSEE has granted a sublicense under the LICENSED PATENTS to exploit any technology for the analysis of gene expression or transcription factor identification or to make, use or sell LICENSED PRODUCTS.

    2. Amendment to Article I to add Section 1.10. Article I of the Agreement is hereby amended to add a new Section 1.10 as follows:


            "1.10 "THIRD PARTY PAYMENTS" shall mean the following payments made to LICENSEE by any independent third party collaborator for the performance by LICENSEE of gene expression analysis which would, in the absence of this Agreement, infringe a claim of the LICENSED PATENTS: (a) [***]; (b) [***]; (c) [***]; and (d) [***]

                          CONFIDENTIAL TREATMENT REQUESTED

     THIRD PARTY PAYMENTS shall not include any of the following payments: (i) [***]; (ii) [***]; and (iii) [***]. In no event will THIRD PARTY PAYMENTS be included within [***]."

    3. Amendment to Section 4.1. Section 4.1 of the Agreement is hereby amended and restated in its entirety as follows:


            "4.1 (a) LICENSEE shall pay to YALE an initial fixed royalty of Thirty five Thousand U.S. Dollars ($35,000), within thirty (30) days of the execution of this Agreement. Such payment shall be separate from and not be credited against any future EARNED ROYALTIES.

                 (b) LICENSEE shall pay to YALE an EARNED ROYALTY of [***] of all THIRD PARTY PAYMENTS made to LICENSEE by independent third party collaborators for the performance by LICENSEE of gene expression analysis; provided that, in the event that total royalties payable by LICENSEE to third parties with respect to the performance of such gene expression analysis together with the royalty payable to YALE under this Section 4.1(b) exceed [***] of such THIRD PARTY PAYMENTS, then the royalty payable to YALE will be reduced by [***] of the amount of any such royalties paid by LICENSEE to third parties; provided further that in no event will the royalty payable to YALE under this Section 4.1(b) be reduced to less than [***].

                 (c) LICENSEE shall pay to YALE an EARNED ROYALTY of [***] of all license fees paid to LICENSEE by independent third party collaborators for access to a database incorporating LICENSED PRODUCTS; provided that, in the event that total royalties payable by LICENSEE to third parties with respect to access to such database together with the royalty payable to YALE under this Section 4.1(c) exceed [***] of such total license fees, then the royalty payable to YALE will be reduced by [***] of the amount of any such royalties paid by LICENSEE to third parties; provided further that in no event will the royalty payable to YALE under this Section 4.1(c) be reduced to less than [***].

                          CONFIDENTIAL TREATMENT REQUESTED

    4. Full Force and Effect. Except as specifically amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

    5. Governing Law. This Amendment shall be governed by and in accordance with the laws of the State of Connecticut except where the federal laws of the United States are applicable and have precedence.

    6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first written above.


YALE UNIVERSITY                             GENE LOGIC INC.

By: /s/ Gregory E. Gardiner                 By: /s/ Mark D. Gessler
    -------------------------------             -----------------------------

Name: Gregory E. Gardiner                   Name: Mark D. Gessler
      -----------------------------               ---------------------------

Title: Director of Cooperative Res.         Title: Senior Vice President,
       ----------------------------                Corporate Development and
                                                   Chief Financial Officer
                                                   ---------------------------